STOCK FUNDS QUARTERLY REPORT

                                 March 31, 1997




                         A FAMILY OF 100% NO-LOAD FUNDS

                             LARGE CAP GROWTH FUND
                              MID CAP GROWTH FUND
                             SMALL CAP GROWTH FUND
                                 BALANCED FUND
                           INTERNATIONAL GROWTH FUND
                         DEVELOPING MARKETS GROWTH FUND


                                   [Sit Logo]

                                SIT MUTUAL FUNDS





                                SIT MUTUAL FUNDS
                          STOCK FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
Chairman's Letter................................................      1

Performance Review...............................................      2

Fund Reviews

     Large Cap Growth Fund.......................................      4

     Mid Cap Growth Fund.........................................      6

     Small Cap Growth Fund.......................................      8

     Balanced Fund...............................................     10

     International Growth Fund...................................     12

     Developing Markets Growth Fund..............................     14

A Look at the Sit Mutual Funds...................................     16




         This document must be preceded or accompanied by a Prospectus.




SIT MUTUAL FUNDS
Chairman's Letter - March 31, 1997


[PHOTO]

Dear Fellow Shareholders:

         Global equity markets provided mixed results during the first calendar quarter ended March 31, 1997. The strength of the U.S. economy induced the Federal Reserve to raise short-term interest rates in March, leaving investors to debate over the course of future interest rate trends.

Economic Overview

         The strength of the U.S. economy during the first quarter of 1997 ultimately resulted in a 25 basis point increase in the federal funds rate. Having grown at a +3.8% annualized real GDP growth rate during the fourth quarter, the economy has thus far in 1997 exhibited few signs of slowing. Personal income and expenditures posted strong gains during February, on steady gains in employment and gradually rising wages. Real personal consumption expenditures, which account for nearly two-thirds of GDP, have advanced at a +4.8% annual rate. Given this momentum, our expectations for first quarter growth have risen to +3.5% or higher, although we are forecasting a gradual slowing thereafter which should produce calendar 1997 real GDP growth of +3.2%. We also believe that inventory expansion could augment first quarter growth, but that this will likely be offset by contracting net exports due to the stronger U.S. dollar.

         Even though the Fed has adopted a more restrictive monetary stance, the currently low and relatively stable inflation level provides one of the underpinnings for financial assets. Through March, consumer and producer inflation has decelerated from year-end levels, with +2.8% and +1.6% year-over-year increases in the CPI and PPI, respectively. Commodity inflation also appears to be in a downward trend. While current inflation looks to be contained, the strength of the economy, as evidenced by consumer spending and employment trends, is being closely monitored by the Fed. We believe the Fed will raise the fed funds rate by an additional 50 basis points in the ensuing months should economic strength continue, but from the 7 to 7 1/2% level, the stage could be set for long-term rates to decline during the second half of 1997 as the markets assess the lagged impact of higher short-term rates.

         As expected, Congress did not meet the April 15th deadline for a budget resolution and will likely complete negotiations early this summer. Controversial issues to be debated include changing the calculations of the CPI to reduce entitlement spending, tax cuts and a plan to balance the budget by 2002. Thus far in fiscal 1997, the deficit is $16 billion lower than last year's level, and it remains one of the lowest in the industrialized world.

Equity Investment Strategy

         We expect that domestic stocks could remain in a consolidation phase near current levels until the Fed tightens further; however, the effect of higher short-term interest rates has historically worked to growth stocks' advantage as overall market earnings growth slows. At the end of the quarter, the market, in general, and growth stocks, in particular, have become increasingly attractive on the basis of price momentum and valuation. This is especially true for quality, high-growth companies whose price/earnings ratios have approached their long-term growth rates. The Sit domestic growth funds continue to be positioned with substantially higher earnings growth than the S&P 500 Index, yet their valuations are not excessive when compared to the market's price/earnings ratio. We look to make selective, high-growth additions to the portfolio on an opportunistic basis where individual company fundamentals remain strong. We also note that strength in the U.S. dollar has historically correlated positively with small cap stock performance given their generally limited exposure to foreign markets.

         We believe some consolidation in international markets could result from expectations of additional increases in U.S. short-term interest rates. Given the potential currency risk in those countries whose currencies are closely aligned to the U.S. dollar and those in Asia whose financial sectors have come under stress, we have modestly reduced our weight in Asia. We remain positive on Asia's long-term prospects, however, and look for significant economic growth and investment to drive sustainable earnings growth in the +10 to +12% range. We have increased our exposure to European multinationals with strong regional and global franchises as well as to Latin America, which has been the beneficiary of strong capital inflows and improving economic fundamentals.

         We sincerely appreciate your interest and investment in the Sit Mutual Funds, and we look forward to assisting you in achieving your long-term investment goals.


With best wishes,


/s/ Eugene C. Sit
Eugene C. Sit, CFA
Chairman and Chief Investment Officer



SIT MUTUAL FUNDS
March 31, 1997  Performance Review - Stock Funds


                               STOCK FUNDS REVIEW

         Domestic stocks began 1997 in strong fashion but retreated in March on news of higher short-term interest rates to finish the first quarter with modest gains. The market grew skittish on additional signs of economic acceleration and in anticipation of potential future Federal Reserve actions, which once again generally led investors to the relative stability of larger company stocks. The DJIA provided investors with a +2.1% total return, while the S&P 500 Index finished the quarter +2.8%. Similar to last quarter, performance was again narrowly concentrated among the largest companies in the representative indices. Medium and smaller-sized companies fared comparatively worse, with the S&P Midcap 400 Index declining -1.5% and the Russell 2000 Index falling -5.2%.

         Most of the first quarter's economic indicators were suggestive of strong growth, which spurred a rise in interest rates and a contraction in equity valuations. Hardest hit were the high growth areas of technology, health care and business services. Holdings in the consumer staples and financial services area performed reasonably well. Despite the economic strength of the past two quarters, we continue to look for moderate growth in the second half of 1997, which should aid prospects for domestic, above-average growth issues.

         International equity results varied widely but were down slightly during the quarter as seen in the -1.6% performance in the MSCI EAFE Index in U.S. dollar terms. The Asia Pacific markets reacted negatively to U.S. dollar strength, higher U.S. short-term interest rates and financial sector weakness. Taiwan was the exception, however, rising +15.2% on strength in the electronics sector. The MSCI Pacific Index fell -9.9%, but this return was heavily influenced by Japan's -11.8% contraction. European markets contributed positively as seen in the MSCI Europe's +4.9% return, while Latin American markets surged +21.0% according to the MSCI Emerging Markets Latin America Index on positive capital inflows and generally improving economic fundamentals.

                                                                          TOTAL RETURN - CALENDAR YEAR

                                      1985    1986     1987     1988    1989      1990    1991      1992     1993     1994
SIT LARGE CAP GROWTH                 23.48%   21.83%   5.32%    5.33%   32.02%   -2.37%   32.72%     4.94%   3.15%    2.83%

SIT MID CAP GROWTH                   43.65    10.33    5.50     9.77    35.15    -2.04    65.50     -2.14    8.55    -0.47

SIT SMALL CAP GROWTH                  ----    ----     ----     ----     ----    ----     ----      ----    ----     11.57(1)

SIT BALANCED                          ----    ----     ----     ----     ----    ----     ----      ----    ----     -0.33

SIT INTERNATIONAL GROWTH              ----    ----     ----     ----     ----    ----      4.10(1)   2.69   48.37    -2.99

SIT DEVELOPING MARKETS GROWTH         ----    ----     ----     ----     ----    ----     ----      ----    ----     -2.02(1)

S&P 500 INDEX                        31.60    18.64    5.28    16.55    31.61    -3.05    30.46      7.64   10.07     1.32
S&P MIDCAP 400 INDEX                 35.59    16.21   -2.04    20.87    35.55    -5.12    50.11     11.92   13.95    -3.60
RUSSELL 2000 INDEX (2)                 --       --      --      --       --        --       --        --      --      4.61
EAFE INDEX (3)                         --       --      --      --       --        --      0.26    -12.17   32.56     7.78
MSCI EMERGING MARKETS FREE INDEX (4)   --       --      --      --       --        --       --        --      --      2.80


(continued wide table from above)

                                 YTD
      1995          1996         1997

     31.66%        23.05%       -0.83%

     33.64         21.87       -10.09

     52.16         14.97       -14.38

     25.43         15.80        -0.75

      9.36         10.31        -0.43

     -4.29         17.27         6.22

     37.58         22.96         2.67
     30.94         19.19        -1.46
     28.45         16.49        -5.17
     11.21          6.05        -1.57
     -6.94          3.92         8.04




                                                                                        AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                                            PERIODS ENDED MARCH 31, 1997
                                                               TOTAL RETURN
                                     NASDAQ                QUARTER       SIX MONTHS                                          SINCE
                                     SYMBOL   INCEPTION  ENDED 3/31/97  ENDED 3/31/97  1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION
SIT LARGE CAP GROWTH                   SNIGX   09/02/82      -0.83%           3.12%      16.94%  19.91%   13.30%    11.17%    14.82%
SIT MID CAP GROWTH                     NBNGX   09/02/82     -10.09           -8.46        2.68   15.32    10.56     11.73     17.92
SIT SMALL CAP GROWTH                   SSMGX   07/01/94     -14.38          -16.60       -4.96   ----     ----      ----      20.53
SIT BALANCED                           SIBAX   12/31/93      -0.75            3.50       12.56   14.07    ----      ----      11.80
SIT INTERNATIONAL GROWTH               SNGRX   11/01/91      -0.43            4.07        6.17    7.60    12.08     ----      12.01
SIT DEVELOPING MARKETS GROWTH          SDMGX   07/01/94       6.22            5.45       14.16   ----     ----      ----       5.81

S&P 500 INDEX (5)                                             2.67           11.23       19.81   22.30    16.42     13.38     17.31
S&P MIDCAP 400 INDEX (5)                                     -1.46            4.51       10.65   15.51    13.70     13.59     17.69
RUSSELL 2000 INDEX (2)                                       -5.17           -0.24        5.11    --       --        --       15.44
EAFE INDEX (3)                                               -1.57            0.00        1.45    6.53    10.57      --        7.24
MCSI EMERGING MARKETS FREE INDEX (4)                          8.04            7.07        6.15    --       --        --        2.62



(1)      Period from Fund inception through calendar year-end.

(2)      Figures assume an inception date of 7/1/94.

(3)      Figures assume an inception date of 10/31/91.

(4)      Figures assume an inception date of 6/30/94.

(5)      Figures assume an inception date of 9/2/82.


PLEASE REMEMBER THAT PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS AND IS ONLY ONE OF THE FACTORS TO CONSIDER IN CHOOSING A FUND. AS WITH ALL INVESTMENTS, THE SHARE PRICE AND RETURN MAY VARY, AND YOU MAY HAVE A GAIN OR LOSS AT THE TIME OF SALE.



SIT LARGE CAP GROWTH FUND REVIEW

March 31, 1997


[PHOTO]

PETER L. MITCHELSON, CFA
   SENIOR PORTFOLIO MANAGER
RONALD D. SIT, CFA
   PORTFOLIO MANAGER

         Performance of the Sit Large Cap Growth Fund was slightly negative in the first quarter of calendar 1997, lagging the return of the Lipper Growth Fund Index. Over the past 12 months, the Fund's total return of +16.94% compared favorably with the +12.03% return of the Lipper Index.

         Domestic stock market returns have been more modest thus far in 1997 after two robust years. From record highs reached in early March, major stock market indexes retreated roughly -7% by month end amidst fears of multiple Federal Reserve policy tightenings in response to recent economic strength that has pushed the economy into a zone that could result in future inflationary pressures. First quarter real GDP growth could be +3.5% or higher, spurred by a healthy consumer sector that is well employed. Coming on the heels of the +3.8% real GDP growth rate in the fourth quarter of 1996, the first quarter strength has concerned the Federal Reserve that tightness in employment has the potential to cause wage pressures in the future even though most other pricing indicators are relatively dormant at the present time. While the Fed's actions are creating uncertainty in the near term, we believe the intent of keeping inflation under control is very positive for financial assets in the longer term. The Fund appears well positioned to benefit ultimately since the average 1997 earnings gain projected for the companies held in the Fund is +25.3%, which is considerably higher than the broad market's expected increase.

         As of March 31, the Fund was 92% invested in equities, a reduction of five percentage points compared to the end of 1996. Industry weighting changes were minor during the quarter. The four most heavily-weighted sectors represent rapidly growing areas of the economy, namely, technology, health care, financial and consumer non-durables. During the quarter, four new companies, Chase Manhattan, Allstate, Eli Lilly and Warner Lambert were purchased, while portfolio positions in Promus Hotel and Potash were eliminated.



                        INVESTMENT OBJECTIVE AND STRATEGY

         The objective of the Sit Large Cap Growth Fund is to achieve long-term capital appreciation and, secondarily, current income. The Fund pursues this objective by investing primarily in common stocks of medium to large size growth companies. As of June 30, 1996, the Fund was invested exclusively in such securities.




                                PORTFOLIO SUMMARY


                Net Asset Value 3/31/97:   $33.40 Per Share
                               12/31/96:   $33.68 Per Share

                       Total Net Assets:   $59.36 Million





                               PORTFOLIO STRUCTURE
                             (% of total net assets)


                                  [BAR GRAPH]


Technology                       20.8

Health Care                      17.0

Financial                        13.8

Consumer Non-Durables            10.1

Capital Goods                     6.4

Business Equip. & Services        6.1

Energy                            5.4

Retail                            4.9

Consumer Services                 3.3

Utilities                         1.7

Raw Materials                     1.5

Consumer Durables                 0.7

Multi-Industry                    0.5

Other Assets & Liabilities        7.8




                          AVERAGE ANNUAL TOTAL RETURNS*                  Cumulative Total Returns*
                          -----------------------------                  -------------------------
                    Large Cap        Russell        S&P          Large Cap         Russell        S&P
                     Growth           1000          500           Growth            1000          500
                      Fund         Growth Index    Index           Fund         Growth Index     Index
                    ------------------------------------         -------------------------------------
  3 Months            -0.83%          0.54%         2.67%          -0.83%            0.54%         2.67%
     (unannualized)
  1 Year              16.94          17.48         19.81           16.94            17.48         19.81
  5 Years             13.30          14.66         16.42           86.73            98.14        113.87
  10 Years            11.17          13.03         13.38          188.32           240.38        250.95
  Inception           14.82          16.45         17.31          650.73           822.29        926.85
    (9/2/82)


*  As of 3/31/97


     PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX NOR THE RUSSELL 1000 GROWTH INDEX.

     ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.




                                GROWTH OF $10,000


                                  [LINE GRAPH]



The sum of $10,000 invested at inception (9/2/82) and held until 3/31/97 would have grown to $75,073 in the Fund, or $102,687 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.



                               10 LARGEST HOLDINGS

*    General Electric Corp.
*    Microsoft Corp.
*    Intel Corp.
*    Philip Morris Cos., Inc.
*    Pfizer, Inc.
*    Cisco Systems, Inc.
*    Coca Cola Co.
*    Johnson & Johnson
*    Gillette Co. (The )
*    Norwest Corporation

Total number of holdings: 66


SIT MID CAP GROWTH FUND REVIEW
March 31, 1997


[PHOTO]

EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER
ERIK S. ANDERSON, CFA
   PORTFOLIO MANAGER

         Medium cap growth stocks, particularly those with above-average growth prospects, experienced difficult market performance during the first quarter as continued signs of economic strength and expectations for higher interest rates took their toll. Looking ahead, we believe the Sit Mid Cap Growth Fund remains an attractive investment vehicle given the growth attributes of its portfolio in light of its current valuation.

         The dynamic companies in the Fund's portfolio combine to provide earnings growth potential exceeding +25% in both 1997 and 1998. Over the long term, we expect the Fund to provide earnings growth of approximately +23%, nearly three times the overall market as measured by the S&P 500 Index. We remain committed to our growth-oriented investment approach, which leads us to emphasize investment opportunities in technology, health care, and financial services because of the favorable prospects for these sectors.

         The Fund's valuation at quarter end was 22.2 times and 17.8 times estimated 1997 and 1998 earnings, respectively, on a weighted average basis, equating to an average 23% discount to its estimated near-term growth rates and a 13% discount to its estimated long-term growth rate. Moreover, with a weighted average market cap of $2.7 billion, and with 75% of its portfolio invested in companies having greater than 16% estimated long-term earnings growth, the Fund's concentration in true midcap, high-growth investments is higher than most comparable growth-oriented midcap indices.

         Performance during the quarter was impacted negatively by payment processors, health care information systems companies, and software/networking stocks; however, we are seeing improved performance in several other key areas, specifically technology and health care. New additions during the quarter included Pairgain Technology (telecommunications), Republic New York (banking) and Vertex Pharmaceuticals (biotechnology). With 5% in cash reserves, the Fund remained essentially fully invested at quarter end. Given the fundamentals of the companies in the Fund's portfolio and the valuation, in general, of medium cap growth stocks, we remain optimistic on the Fund's prospects for 1997.



                        INVESTMENT OBJECTIVE AND STRATEGY


         The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small and medium-size emerging growth companies before they become well recognized.

         The Fund may invest in larger companies which offer improved growth possibilities because of rejuvenated management, changes in product or some other development that might stimulate earnings growth.




                                PORTFOLIO SUMMARY



                Net Asset Value 3/31/97:    $12.83 Per Share
                               12/31/96:    $14.27 Per Share

                       Total Net Assets:    $324.00 Million



                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR GRAPH]


Technology                         23.0

Financial                          20.2

Health Care                        16.1

Business Equip. & Services         11.2

Energy                             10.3

Consumer Services                   7.6

Retail                              2.7

Capital Goods                       2.2

Consumer Durables                   1.7

Other Assets & Liabilities          5.0


                       AVERAGE ANNUAL TOTAL RETURNS*                    CUMULATIVE TOTAL RETURNS*
                       -----------------------------                    -------------------------
                    Mid Cap        Russell           S&P         Mid Cap        Russell           S&P
                    Growth         Mid Cap         Midcap        Growth         Mid Cap         Midcap
                     Fund       Growth Index      400 Index       Fund       Growth Index      400 Index
                    ---------------------------------------      ---------------------------------------
  3 Months         -10.09%         -3.64%           -1.46%        -10.09%         -3.64%          -1.46%
     (unannualized)
  1 Year             2.68           6.34            10.65           2.68           6.34           10.65
  5 Years           10.56          13.09            13.70          65.20          84.98           90.05
  10 Years          11.73          11.90            13.59         203.22         207.76          257.46
  Inception         17.92            n/a            17.69       1,007.03            n/a          975.47
    (9/2/82)

*  As of 3/31/97


PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX NOR THE S&P MIDCAP 400 INDEX.


                                GROWTH OF $10,000

                                  [LINE GRAPH]

The sum of $10,000 invested at inception (9/2/82) and held until 3/31/97 would have grown to $110,703 in the Fund, or $107,547 in the S&P Midcap 400 Index assuming reinvestment of all dividends and capital gains.




                               10 LARGEST HOLDINGS

*    Mercury General Corp.
*    Parametric Technology, Inc.
*    TCF Financial Corp.
*    MGIC Investment Corp.
*    T Rowe Price & Associates
*    Xilinx, Inc.
*    Analog Devices, Inc.
*    Oxford Health Plans, Inc.
*    HBO & Co.
*    Promus Hotel Corp.

     Total number of holdings:  56



SIT SMALL CAP GROWTH FUND REVIEW
March 31, 1997


[PHOTO]

EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER

         The first quarter of 1997 was a difficult one in market performance for small capitalization growth stocks and for the Sit Small Cap Growth Fund, in particular. The Fund was down -14.4% versus -10.1% for the Lipper Small Company Growth Index for this period. This underperformance occurred while major market indices reached new highs before their recent corrections. More importantly, many growth companies in our portfolio continue to exhibit very strong revenue and earnings growth. We currently estimate that the Fund's holdings should show earnings growth exceeding +30% on a weighted average basis in 1997 and 1998 and in excess of +25% on a longer term basis. These projected growth rates are more than three times the expected earnings growth for the stocks comprising the S&P 500 Index. We believe that the portfolio's valuation at approximately 21 times estimated earnings for 1997 offers attractive relative value to the S&P 500's price/earnings ratio of approximately 18 times given the portfolio's superior growth rates.

         Small company growth stocks have lagged the major market indices since mid 1996. This reflects continued strong earnings performance of larger company stocks despite the fact that we are in the late stages of the current economic expansion. Additionally, expectations of further increases in interest rates and substantial inflows into index-related securities have led investors to stocks of larger, more stable companies. As mentioned, the fundamentals of our holdings in the technology, business and consumer services, and health care sectors, in general, remain quite favorable; we continue to adhere to our policy of seeking out the most attractive growth companies in these sectors. The Fund's holdings are heavily concentrated in the previously mentioned high-growth sectors as well as financial and energy services companies.

         In terms of portfolio changes during the quarter, the most significant adjustments included increases in the financial and consumer services and technology sectors where there are combinations of attractive valuations and earnings momentum. Health care holdings were pared slightly, and cash was reduced toward a more fully invested level. We believe the strong fundamentals and attractive valuations of the companies in the Fund's portfolio make the Sit Small Cap Growth Fund an attractive long-term investment today.




                        INVESTMENT OBJECTIVE AND STRATEGY

         The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small companies that have a capitalization of under $500 million at the time of purchase.

         In addition, the Fund may purchase securities convertible into common stocks, preferred stocks and warrants. The Fund may invest in securities not listed on a national securities exchange but generally such securities will have an established over-the-counter market.



                                PORTFOLIO SUMMARY


                Net Asset Value 3/31/97:    $15.78 Per Share
                               12/31/96:    $18.43 Per Share

                       Total Net Assets:    $46.27 Million





                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR GRAPH]

Technology                         28.1

Financial                          16.9

Health Care                        16.6

Consumer Services                  11.8

Energy                              9.5

Business Equip. & Services          4.2

Capital Goods                       3.9

Consumer Non-Durables               1.9

Retail                              0.5

Other Assets & Liabilities          6.6



                         AVERAGE ANNUAL TOTAL RETURNS*                   CUMULATIVE TOTAL RETURNS*
                         -----------------------------                   -------------------------
                     Small Cap     Russell        Russell         Small Cap       Russell       Russell
                      Growth        2000           2000             Growth         2000           2000
                       Fund         Index       Growth Index         Fund          Index      Growth Index
                     ---------------------------------------      ----------------------------------------
    3 Months          -14.38%       -5.17%        -10.49%           -14.38%        -5.17%        -10.49%
       (unannualized)
    1 Year             -4.96         5.11          -5.82             -4.96          5.11          -5.82
    Inception          20.53        15.44          13.47             67.12         48.44          41.62
      (7/1/94)



*  As of 3/31/97


PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX NOR THE RUSSELL 2000 GROWTH INDEX.




                                GROWTH OF $10,000

                                  [LINE GRAPH]


The sum of $10,000 invested at inception (7/1/94) and held until 3/31/97 would have grown to $16,712 in the Fund or $14,844 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.



                               10 LARGEST HOLDINGS


*    Anadigics, Inc.
*    Scopus Technology
*    Technomatix Technologies, Ltd.
*    Community First Bankshares, Inc.
*    Provident Bankshares Corp.
*    BDM International, Inc.
*    Central European Media Enterprises, Ltd.
*    Cardio Thoracic Systems, Inc.
*    Aspen Technology, Inc.
*    Uniphase Corp.

     Total number of holdings:  57


SIT BALANCED FUND REVIEW
March 31, 1997


[PHOTO]

PETER L. MITCHELSON, CFA
   SENIOR PORTFOLIO MANAGER
BRYCE A. DOTY, CFA
   PORTFOLIO MANAGER

         Performance of the Sit Balanced Fund was slightly negative in the first quarter of calendar 1997, but over the past 12 months increased +12.6%. On a three year basis, the Fund was ranked in the 29th percentile out of 177 balanced funds tracked by Lipper Analytical Services.

         As of March 31, the asset allocation of the Fund in equities was 56%, down slightly from 59% at the end of December. Fixed income securities stayed relatively constant at 35% of assets while cash reserve instruments increased to 9% of assets.

         Recent economic strength has pushed the economy into a zone that could result in inflationary pressures, prompting the Federal Reserve to raise short-term interest rates in the near term. First quarter real GDP growth could be +3.5% or higher, spurred by a healthy consumer sector that is well employed. Largely as a result of the Fed's intentions to tighten monetary policy, common stock performance has been more modest thus far in 1997 after two robust years. Our longer term forecast continues to be for moderate economic growth and contained inflation, two conditions generally favorable for financial asset investing, in general, and for growth stocks, in particular.

         Within the equity portion of the portfolio, industry weighting changes were minor during the quarter. Reflecting the Fund's growth-oriented equity investment style, the four most heavily weighted sectors are technology, health care, financial and consumer non-durables.

         Within the fixed income portion of the portfolio, we sold a portion of the Fund's U.S. Treasury securities in favor of corporates. Included in the corporates is one of the new securities linked to the rate of inflation. Specifically, the size of the principal increases at the same rate as the Consumer Price Index, protecting the bond's return from rising inflation. Over the near term, the Federal Reserve may raise interest rates further to slow the economy, but stable to declining interest rates are likely to result thereafter. Accordingly, we are maintaining the duration of the fixed income holdings slightly longer than related fixed income market indices. High quality securities offering attractive total returns continue to be emphasized.



                        INVESTMENT OBJECTIVE AND STRATEGY

         The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

         The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the assets will be invested in fixed-income senior securities.



                                PORTFOLIO SUMMARY


               Net Asset Value 3/31/97:     $13.23 Per Share
                              12/31/96:     $13.33 Per Share

                      Total Net Assets:     $4.45 Million

                    Quarterly Dividend:     $0.09 Per Share



                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [PIE GRAPH]


                                  Stocks 56.0%
                                  Bonds  44.0%
                                  (Bonds & Cash)


                         AVERAGE ANNUAL TOTAL RETURNS*                CUMULATIVE TOTAL RETURNS*
                         -----------------------------                -------------------------
                                      Lehman           S&P                        Lehman           S&P
                     Balanced        Aggregate         500       Balanced        Aggregate         500
                       Fund         Bond Index        Index        Fund         Bond Index        Index
                     --------------------------------------      --------------------------------------
  3 Months            -0.75%         -0.56%           2.67%        -0.75%         -0.56%          2.67%
     (unannualized)
  1 Year              12.56           4.91           19.81         12.56           4.91          19.81
  3 Year              14.07           6.86           22.30         48.44          22.03          82.91
  Inception           11.80           5.37           19.00         43.69          18.53          75.98
    (12/31/93)



*  As of 3/31/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX NOR THE S&P 500 INDEX.




                                GROWTH OF $10,000

                                  [LINE GRAPH]

The sum of $10,000 invested at inception (12/31/93) and held until 3/31/97 would have grown to $14,367 in the Fund, $11,853 in the Lehman Aggregate Bond Index or $17,598 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.



                                  TOP HOLDINGS

STOCKS
*    General Electric Co.
*    Microsoft Corp.
*    Philip Morris Cos. Inc.
*    Intel Corp.
*    Pfizer, Inc.

BONDS
*    Franchise Finance Corp., 7.875%, 11/30/05
*    Ford Motor Credit Corp., 9.14%, 12/30/14
*    EquiVantage 1996-3 A-3, 7.70%, 9/25/27
*    GNMA 9.50%, 11/15/04
*    ContiMortgage Home Equity Loan Trust 1996-1 A7, 7.00%, 9/25/27

     Total number of holdings:  101


SIT INTERNATIONAL GROWTH FUND REVIEW
March 31, 1997



[PHOTO]

EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER
ANDREW B. KIM, CFA
   SENIOR PORTFOLIO MANAGER

         The Sit International Growth Fund declined -0.4% during the quarter, compared to the MSCI EAFE Index decline of -1.6%. The European markets continued their upward trend, and non-index markets in Latin America and Taiwan also provided positive results. However, these positive returns were offset by the declines in virtually all of the Asian markets. Japan declined the most, down -11.8% in U.S. dollar terms.

         We have continued to reduce the Fund's exposure to Japan, and we remain significantly underweighted relative to the Index at about 63% of the benchmark's weight. Since the recent consumption tax increase will slow consumption growth in the near term, we continue to focus on those exporters benefiting from the low interest rate and weak yen environment.

         We expect reasonable upside for the non-Japan Asian markets for the remainder of 1997, based on an export recovery, a pick-up in earnings growth, and modest valuations. Most markets are trading below their five-year historic highs.

         We continue to maintain our positive bias towards Europe. The business cycle, inflation and interest rate outlooks are all favorable. The sharp appreciation of the deutschmark relative to the dollar has resulted in positive earnings revisions for many of our multi-national holdings, which have significant dollar based earnings.

         The Latin American markets have shown relative stability in relation to the increasing volatility of the U.S. market. We plan to slightly increase our allocation to the region as lower current account deficits, more competitive currencies, and greater fiscal discipline should continue to support the markets of the region. Our portfolio continues to concentrate on those companies with visible earnings streams, benefiting from rapid globalization and corporate restructuring.




                        INVESTMENT OBJECTIVE AND STRATEGY

         The objective of the Sit International Growth Fund is to achieve long-term growth of capital by investing in equity securities of issuers domiciled outside the United States. The Fund's investment objective reflects the belief that long-term investment planning should include the investment opportunities that exist outside the U.S.

         The Fund selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests. Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive position which over time will enhance the equity value of the company.




                                PORTFOLIO SUMMARY


               Net Asset Value 3/31/97:     $16.38 Per Share
                              12/31/96:     $16.45 Per Share

                      Total Net Assets:     $84.55 Million



                         PORTFOLIO STRUCTURE - BY REGION
                            ( % of total net assets)

                                  [BAR GRAPH]

                                    SIT INT'L          Morgan Stanley
                                   GROWTH FUND         EAFE Index

Europe Other                          25.3                 23.8
France, Germany & UK                  24.8                 36.2
Pacific Basin                         23.1                 10.9
Japan                                 18.4                 29.1
Latin America                          4.8                  0.0
Cash Equivalents                       3.6                  0.0



                        AVERAGE ANNUAL TOTAL RETURNS*                      CUMULATIVE TOTAL RETURNS*
                        -----------------------------                      -------------------------
                  International   Morgan Stanley    Lipper         International    Morgan Stanley    Lipper
                     Growth       Capital Int'l      Int'l            Growth        Capital Int'l     Int'l
                      Fund          EAFE Index       Index             Fund          EAFE Index       Index
                  ----------------------------------------         ------------------------------------------
3 Months             -0.43%          -1.57%          2.50%            -0.43%           -1.57%          2.50%
   (unannualized)
1 Year                6.17            1.45          12.34              6.17             1.45          12.34
3 Years               7.60            6.53           8.99             24.56            20.89          29.48
5 Years              12.08           10.57          11.41             76.87            65.28          71.63
Inception            12.01            7.24          10.90             84.83            46.04          75.22
  (11/1/91)



* As of 3/31/97


PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.



                                GROWTH OF $10,000


                                  [LINE GRAPH]


The sum of $10,000 invested at inception (11/1/91) and held until 3/31/97 would have grown to $18,483 in the Fund or $14,604 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.




                               10 LARGEST HOLDINGS

*    Hutchison Whampoa
*    Canon, Inc., A.D.R.
*    Matsushita Kotobuki
*    Aegon N.V., A.D.R.
*    Nutricia
*    Zurich Insurance
*    Veba A.G.
*    Banyu Pharmaceuticals
*    City Developments
*    L.M. Ericsson Telephone Co., A.D.R.

     Total number of holdings:  77


SIT DEVELOPING MARKETS GROWTH FUND REVIEW
March 31, 1997


[PHOTO]

EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER
ANDREW B. KIM, CFA
   SENIOR PORTFOLIO MANAGER

         The Sit Developing Markets Growth Fund was up +6.2% for the quarter, compared to the MSCI Emerging Markets Index return of +8.0%. South Africa, which comprises 11.5% of the Index, benefited from a stronger currency and rallied +11.4% during the quarter. The Fund historically has had minimal exposure to South Africa, as we focus on economies with superior economic and corporate earnings growth potential.

         We have steadily increased the Fund's allocation in Latin America from 26% at the beginning of the quarter to 35% at quarter end. We remain optimistic on Brazil, where the state-owned companies are benefiting from a more favorable tariff environment as the privatization program progresses. During the quarter, we added two supermarket chains in Brazil and Argentina (CIA Brasil Distribuicao Pfd. and Disco S.A., respectively); a pharmaceutical company in Chile (Laboratorio Chile); as well as a recently privatized electric utility in Brazil (Light ON Brasil). In Mexico, new portfolio additions include a diversified conglomerate and a household goods retailer (Grupo Carso, S.A. and Grupo Elektra S.A., respectively).

         The Fund's Asian weighting has declined to 45% from 48% at the beginning of the quarter due to interest rate concerns, slower export growth, and an oversupply of commercial real estate. However, the severe export downturn, which impaired growth in 1996, is bottoming. We expect regional earnings growth to accelerate to 14% in 1997 from only 4% in 1996. Overheating pressures in most countries are abating and easier monetary policies should result in attractive investment prospects.

         We continue to overweight Israel and Portugal. Many multinational technology companies are located in Israel, and Portugal is benefiting from increased investment spending as they strive to join EMU.



                        INVESTMENT OBJECTIVE AND STRATEGY

         The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing in equity securities of companies located or otherwise operating in a developing market.

         Developing markets tend to be less economically developed regions of the world. General characteristics also include a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, rapid economic growth and lower degrees of political stability. Investors should carefully consider the risks associated with developing markets such as currency flucuations, high volatility, illiquidity and the possibility of political instability.



                                PORTFOLIO SUMMARY


                Net Asset Value 3/31/97:   $11.61 Per Share
                               12/31/96:   $10.93 Per Share

                       Total Net Assets:   $13.36 Million



                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR GRAPH]

                                   SIT DEVELOPING MARKETS        MSCI Emerging
                                        GROWTH FUND           Markets Free Index
Pacific Basin                              44.5                       47.1
Latin America                              34.7                       31.7
Africa/Middle East                          6.2                       13.7
Europe                                      5.4                        7.5
Other Assets & Liabilities                  9.2                        N/A





                        AVERAGE ANNUAL TOTAL RETURNS*                         CUMULATIVE TOTAL RETURNS*
                        -----------------------------                         -------------------------
                 Developing     Morgan Stanley      Lipper       Developing      Morgan Stanley      Lipper
                   Markets       International      Emerging       Markets        International     Emerging
                   Growth      Emerging Markets     Markets        Growth       Emerging Markets     Markets
                    Fund          Free Index         Index          Fund           Free Index         Index
                 -------------------------------------------     -------------------------------------------
  3 Months          6.22%           8.04%            8.58%          6.22%            8.04%            8.58%
     (unannualized)
  1 Year           14.16            6.15            12.01          14.16             6.15            12.01
  Inception         5.81            2.62             5.55          16.82             7.39            16.02
    (7/1/94)


*  As of 3/31/97

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY INTERNATIONAL EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.



                                GROWTH OF $10,000

                                  [LINE GRAPH]

The sum of $10,000 invested at inception (7/1/94) and held until 3/31/97 would have grown to $11,682 in the Fund or $10,739 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.



                               10 LARGEST HOLDINGS

*    Datacraft Asia Ltd.
*    Telebras, A.D.R.
*    Panamerican Beverage, Inc.
*    Yageo, G.D.R.
*    Banco Latinoamericano
*    President Enterprises, G.D.S.
*    Nice Systems, A.D.R.
*    Korea Electric Power
*    First Pacific Co.
*    Disco S.A., A.D.R.

     Total number of holdings: 59


                         A LOOK AT THE SIT MUTUAL FUNDS

         Sit Mutual Funds is managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment currently manages more than $5.2 billion for some of America's largest corporations, foundations and endowments.

         Sit Mutual Funds is comprised of eleven 100% NO-LOAD funds. 100% NO-LOAD means that the funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

         Some of the other features include:

                 *  Free telephone exchange
                 *  Dollar-cost averaging through automatic investment plan
                 *  Electronic transfer of funds for purchases and redemptions
                 *  Free check-writing privileges on bond funds
                 *  Retirement accounts including IRAs, Keoghs and 401(k) Plans


                              SIT FAMILY OF FUNDS


Principal Stability & Current Income

STABILITY:            INCOME:             GROWTH & INCOME:     GROWTH:
Safety of principal   Increased income    Long-term capital    Long-term capital
and current income                        appreciation and     appreciation
                                          income

Growth Potential

* MONEY MARKET        * U.S. GOVERNMENT   * BALANCED           * MID CAP GROWTH
                        SECURITIES        * LARGE CAP GROWTH   * INTERNATIONAL
                      * TAX-FREE INCOME                          GROWTH
                      * MINNESOTA                              * SMALL CAP
                        TAX-FREE INCOME                          GROWTH
                      * BOND                                   * DEVELOPING
                                                                 MARKETS GROWTH



[SIT LOGO]


Directors:

         Eugene C. Sit, CFA
         Peter L. Mitchelson, CFA
         William E. Frenzel
         John E. Hulse
         Sidney L. Jones
         Donald W. Phillips

Director Emeritus:

         Melvin C. Bahle



Officers:

         Eugene C. Sit, CFA                      Chairman
         Peter L. Mitchelson, CFA                Vice Chairman
         Mary K. Stern                           President
         Erik S. Anderson, CFA                   Vice President - Investments
         Ronald D. Sit, CFA                      Vice President - Investments
         Paul E. Rasmussen                       Vice President & Treasurer
         Michael P. Eckert                       Vice President
         Michael J. Radmer                       Secretary
         Carla J. Rose                           Assistant Secretary
         Debra A. Sit, CFA                       Assistant Treasurer






QUARTERLY REPORT STOCK FUNDS
March 31, 1997


INVESTMENT ADVISER
Sit Investment Associates, Inc.
4600 Norwest Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR
SIA Securities Corp.
4600 Norwest Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN
The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675

TRANSFER AGENT AND DISBURSING AGENT
First Data Investor Services
P.O. Box 9763
Providence, RI 02940-9763

AUDITORS
KPMG Peat Marwick LLP
4200 Norwest Center
Minneapolis, MN 55402

LEGAL COUNSEL
Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, MN 55402


INVESTMENT SUB-ADVISER
(Developing Markets Growth Fund and International Growth Fund)
Sit/Kim International Investment Associates, Inc.
4600 Norwest Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580






MEMBER OF
====================
100%    NO-LOAD
        MUTUAL FUND
        COUNCIL
====================